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                                                                EXHIBIT 10.18.1


                              AMENDMENT NO. 1 TO
                            GREAT LAKES REIT, INC.
                          CHANGE IN CONTROL AGREEMENT


     This Amendment No. 1 to the Change in Control Agreement between Great Lakes REIT, Inc. (the "Company") and ________________________ ("Executive") is made as of the 25th day of February, 1997.

                                   RECITALS:
                                   ---------

     A. The Company and Executive are parties to a Change in Control Agreement dated as of September 24, 1996 ("Agreement").

     B. The Board of Directors of the Company and the Executive have determined to amend the Agreement in accordance with Section 12 thereof.

     NOW, THEREFORE, the parties agree that Section 6 of the Agreement shall be amended by deleting the current subparagraph (k) and adding a new subparagraph (k) as follows:

          (k) Except for Section 6(i) above, Executive shall have no obligation to mitigate damages.

     In all other respects, the Agreement is not amended, revised or changed.

     IN WITNESS WHEREOF, Executive has executed, and pursuant to the authorization from its Board of Directors, the Company has caused its officers to execute, this Amendment No. 1 to the Change in Control Agreement.

GREAT LAKES REIT, INC.                 EXECUTIVE



By: ________________________________  ________________________________________

Its:________________________________